UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2018

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 14, 2018, Alliance Resource Partners, L.P., a Delaware limited partnership ("ARLP"); AllDale Minerals, L.P., a Texas limited partnership ("AllDale I"); AllDale Minerals II, L.P., a Texas limited partnership ("AllDale II"); AllDale Minerals Management, LLC, a Texas limited liability company; and AllDale Minerals Management II, LLC, a Texas limited liability company, entered into a series of subscription agreements ("Agreements"), pursuant to which ARLP will acquire the general partner interests in AllDale I and AllDale II and all of the limited partner interests in AllDale I and AllDale II not currently owned by ARLP’s affiliate, Cavalier Minerals JV, LLC ("Cavalier") (collectively the "Partnership Interests"). ARLP will acquire the Partnership Interests for a cash purchase price of $175.96 million, which will be funded with cash on hand and borrowings under its credit facility. Subject to customary closing conditions, the parties expect to close the transactions in early January 2019.

ARLP currently owns 96.0% of the outstanding membership interests in Cavalier, which owns approximately 72.0% of the limited partner interest in both AllDale I and AllDale II.

ITEM 7.01.REGULATION FD DISCLOSURE.

On December 17, 2018, ARLP issued a press release announcing entry into the Agreements. ARLP also announced via the press release that it has begun development of the Excel Mine No. 5, an extension of its MC Mining operation in Pike County, Kentucky.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except to the extent specifically referenced in any such filings.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Alliance Resource Partners, L.P. press release dated December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Brian L. Cantrell
Brian L. Cantrell
Senior Vice President and Chief Financial Officer

Date: December 18, 2018